UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2012

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1614 15th Street, Suite 300 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 457-6060
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
American Midstream Partners, LP (the “Partnership”) is filing this Current Report on Form 8-K (this “Form 8-K”) to update the Partnership's audited consolidated balance sheets as of December 31, 2011 and 2010 and the related consolidated statements of operations, of changes in partners' capital and of cash flows for the years ended December 31, 2011 and 2010 and the period from August 20, 2009 (inception date) to December 31, 2009 (the “Financial Statements”) to add Note 23 thereto and to update the “Report of Independent Registered Public Accounting Firm” relating thereto.
In addition, the audited consolidated financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Partnership's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the "Form 10-K") are being updated to provide enhanced liquidity disclosure. Accordingly, included in Exhibit 99.1 and incorporated herein by reference are the following updated sections of the Form 10-K:
•Item 1A - Risk Factors
•Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations
•Item 8 - Financial Statements and Supplementary Data
This Form 8-K does not reflect events or disclosures occurring after the filing of the Form 10-K and does not modify or update the disclosures therein in any way, other than as described above or as set forth in Exhibit 99.1.
The Partnership is providing in this Current Report on Form 8-K an unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2012 giving effect to the Acquisition and the Related Financing as if they had occurred on January 1, 2011. Such pro forma financial information is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
See “Index to Exhibits” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

By: American Midstream GP, LLC,
its General Partner

Date: November 15, 2012	By:	/s/ Daniel C. Campbell
	Name:	Daniel C. Campbell
	Title:	Senior Vice President and Chief Financial Officer
Exhibit Index

Exhibit Number		Description

23.1	*	Consent of PricewaterhouseCoopers, LLP.
23.2	*	Consent of PricewaterhouseCoopers, LLP.
99.1	*	"Item 8. Financial Statements and Supplementary Data" of the Partnership's Annual Report on Form 10-K for the year ended December 31, 2011.
99.2	*	Partnership's Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2012 and the related notes thereto.